STOCK-BASED COMPENSATION AND OTHER BENEFIT PLANS	12 Months Ended
Jan. 31, 2022
Share-based Payment Arrangement [Abstract]
STOCK-BASED COMPENSATION AND OTHER BENEFIT PLANS	STOCK-BASED COMPENSATION AND OTHER BENEFIT PLANS
Stock-Based Compensation Expense

We recognized stock-based compensation expense in the following line items on the consolidated statements of operations for the years ended January 31, 2022, 2021, and 2020:

	Year Ended January 31,
(in thousands)	2022	2021	2020
Component of income before provision for income taxes:
Cost of revenue - software	$229	$734	$642
Cost of revenue - software service	1,160	441	636
Cost of revenue - professional service and other	2,535	952	1,641
Research and development, net	7,792	5,621	6,298
Selling, general and administrative	21,320	19,794	21,816
Total stock-based compensation expense	33,036	27,542	31,033
Income tax benefits related to stock-based compensation (before consideration of valuation allowances)	4,196	4,347	4,400
Total stock-based compensation, net of taxes	$28,840	$23,195	$26,633
The compensation expenses presented for the years ended of January 31, 2021 and 2020 represent stock-based compensation expenses attributable to Cognyte based on the awards and terms previously granted under Verint’s stock-based compensation plans to Cognyte employees and an allocation of Verint’s corporate and shared functional employee stock-based compensation expenses. The Cognyte employees’ stock-based compensation expenses were specifically identified whereas Verint’s corporate and shared functional employees’ stock-based compensation expenses were specifically identified to the extent possible with the remainder allocated on the basis of revenue.

As of January 31, 2022, there was approximately $29.9 million of total unrecognized compensation expense, net of estimated forfeitures, related to unvested restricted stock units, which is expected to be recognized over a weighted-average period of 1.33 years.

The following table summarizes stock-based compensation expense by type of award for the years ended January 31, 2022, 2021, and 2020:

	Year Ended January 31,
(in thousands)	2022	2021	2020
Restricted stock units and restricted stock awards	$31,825	$23,423	$23,413
Stock bonus program and bonus share program	1,040	4,000	7,615
Total equity-settled awards	32,865	27,423	31,028
Phantom stock units (cash-settled awards)	171	119	5
Total stock-based compensation expense	$33,036	$27,542	$31,033

Awards under Cognyte’s stock bonus and bonus share programs are accounted for as liability-classified awards, because the obligations are based predominantly on fixed monetary amounts that are generally known at inception of the obligation, to be settled with a variable number of shares of Cognyte common stock.

Stock-Based Awards Granted by Cognyte and Verint

Cognyte periodically awards RSUs to directors, officers, and other employees. The fair value of these awards is equivalent to the market value of Cognyte’s common stock on the grant date. RSUs are not shares of Cognyte common stock and do not have any of the rights or privileges thereof, including voting or dividend rights. On the applicable vesting date, the holder of an RSU becomes entitled to a share of Cognyte common stock. RSUs are subject to certain restrictions and forfeiture provisions prior to vesting.

Cognyte periodically awards PSUs to executive officers that vest upon the achievement of specified performance goals. The Company recognizes compensation expenses for the value of its awards, which have graded vesting based on service conditions, using the straight-line method, over the requisite service period of each of the awards, net of estimated forfeitures.

Verint also periodically awards RSUs to directors, officers, and other employees, and PSUs to executive officers. All of the expenses recognized in the years ended January 31, 2021 and 2020 and some of the expenses recognized in the year ended January 31, 2022 relate to awards that were initially granted by Verint before the spin-off.

Once a performance vesting condition has been defined and communicated, and the requisite service period has begun, the Company recognizes compensation expenses for the value of such awards, if and when the Company concludes that it is probable that a performance condition will be achieved based on the straight-line attribution method over the requisite service period. The Company reassesses the probability of vesting at each reporting period for awards with performance conditions and adjusts its compensation expenses based on its probability assessment.

RSUs that are expected to be settled with cash payments upon vesting, if any, are reflected as liabilities on our consolidated balance sheets. Such RSUs were insignificant at January 31, 2022, 2021, and 2020.

The following table (“Award Activity Table”) summarizes activity for RSUs and PSUs to Company personnel that reduce available plan capacity under the plans for the year ended January 31, 2022:

	Year Ended January 31,
	2022
(in thousands, except grant date fair values)	Shares or Units	Weighted-Average Grant-Date Fair Value
Opening balance	2,149	$22.92
Granted	1,416	$25.60
Released	(1,452)	$23.36
Forfeited	(212)	$24.34
Closing balance	1,901	$24.42

The opening balance of the outstanding shares for the year ended January 31, 2022 reflects the adjusted shares based on an adjustment ratio of approximately 2.52 as a result of the spin-off from Verint on February 1, 2022. This opening balance also reflects the fact that the closing balance of shares as at January 31, 2021 was determined based on an allocation of Verint shares to Cognyte. The weighted average fair value at grant date of the opening balance reflects the impact of a modification at the date of the spin-off.

Other Benefit Plans

401(k) Plan and Other Retirement Plans

We maintain a 401(k) Plan for our full-time employees in the United States. The plan allows eligible employees who attain the age of 21 beginning with the first of the month following their date of hire to elect to contribute up to 60% of their annual compensation, subject to the prescribed maximum amount. We match employee contributions at a rate of 50%, up to a maximum annual matched contribution of $2,000 per employee. Employee contributions are always fully vested, while our matching contributions for each year vest on the last day of the calendar year provided the employee remains employed with us on that day.

Our matching contribution expenses for our 401(k) Plan were $0.1 million, $0.2 million and $0.2 million for the years ended January 31, 2022, 2021, and 2020, respectively.

We provide retirement benefits for non-U.S. employees as required by local laws or to a greater extent as we deem appropriate through plans that function similar to 401(k) plans. Funding requirements for programs required by local laws are determined on an individual country and plan basis and are subject to local country practices and market circumstances.

Severance Pay

We are obligated to make severance payments for the benefit of certain employees of Israel and our foreign subsidiaries. Severance payments made to Israeli employees are considered significant compared to all other subsidiaries with severance payment arrangements. Under Israeli law, we are obligated to make severance payments to certain employees of our Israeli subsidiaries, subject to certain conditions. In most cases, our liability for these severance payments is fully provided for by regular deposits to funds administered by insurance providers and by an accrual for the amount of our liability which has not yet been deposited.

Severance expenses for our Israeli employees for the years ended January 31, 2022, 2021, and 2020 were $9.0 million, $7.5 million and $7.3 million, respectively.